UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________________

FORM 8-K
 _____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2022

 __________________________________________
MOHEGAN TRIBAL GAMING AUTHORITY
(Exact name of registrant as specified in its charter)
 __________________________________________

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)
(860) 862-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1    Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement.
Amended Credit Agreement
On May 31, 2022, the Mohegan Tribal Gaming Authority (the “Company”) entered into the First Amendment (the “Amendment”) to that certain Credit Agreement (the “Credit Agreement”), dated as of January 26, 2021 among the Company, the Mohegan Tribe of Indians of Connecticut, Citizens Bank, N.A., as administrative agent and the other lenders party thereto (the Credit Agreement, as amended by the Amendment, the “Amended Credit Agreement”). In connection with the Amendment, lenders under the Credit Agreement agreed to extend the maturity date of the commitments and loans under the facility to April 12, 2024 and to make certain other amendments to the terms of the Credit Agreement, including to replace the interest rate based on the London Interbank Offered Rate with an interest rate based on a secured overnight financing rate (“SOFR”).
Borrowings under the Amended Credit Agreement will bear interest as follows: (i) for base rate loans, a base rate equal to the highest of (x) the prime rate, (y) the federal funds rate plus 50 basis points and (z) the daily SOFR rate plus a 0.10% credit spread adjustment (subject to a 0.75% floor) plus 100 basis points (the highest of (x), (y) and (z), the “base rate”), plus a leverage-based margin of 100 to 275 basis points; and (ii) for SOFR loans, the applicable SOFR rate plus a 0.10% credit spread adjustment (subject to a 0.75% floor), plus a leverage-based margin of 200 to 375 basis points.
The foregoing description of certain provisions of the Amendment and Amended Credit Agreement is qualified in its entirety by reference to the full text of the Amendment and Amended Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Section 2    Financial Information
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures in Item 1.01 of this Current Report are incorporated by reference herein.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
10.1
First Amendment to Credit Agreement, dated as of May 31, 2022, by and among the Mohegan Tribe of Indians of Connecticut, the Mohegan Tribal Gaming Authority, the other loan parties party thereto, each of the lenders party thereto and Citizens Bank, N.A. as administrative agent.

99.1	Press Release, dated June 3, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY D/B/A MOHEGAN GAMING & ENTERTAINMENT
Date:	June 3, 2022	By:	/s/ Ralph James Gessner Jr.
Ralph James Gessner Jr.
Chairman, Management Board